UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) - February 2, 2015

IEC ELECTRONICS CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-6508	13-3458955
(Commission File Number)	(IRS Employer Identification No.)

105 Norton Street, Newark, New York 14513
(Address of principal executive offices)(Zipcode)

(315) 331-7742
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5    Corporate Governance and Management
Item 5.01    Changes in Control of Registrant

The stockholders of IEC Electronics Corp. (the “Company”), at its Annual Meeting of stockholders on January 28, 2015, voted to replace all of the previously serving directors of the Company with directors nominated by Vintage Opportunity Partners, LP, as described in Item 5.07 below.

Item 5.07    Submission of Matters to a Vote of Security Holders

(a)
The Company held its Annual Meeting of stockholders on January 28, 2015. On February 2, 2015, IVS Associates, Inc., the independent Inspector of Elections for the Annual Meeting, delivered to the Company its final, certified voting results.

(b)
The name of each director elected at the meeting, a brief description of each other matter voted upon, and the voting results, are provided below. At the Annual Meeting, the shareholders took the following actions:

(i)	Voted on the election of 7 directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified, as follows:

Board of Directors Nominees:

Director’s Name	Votes For	Votes Withheld
W. Barry Gilbert	3,539,933	92,684
Florence D. Hudson	3,554,030	78,587
John Carlton Johnson	3,553,520	79,097
Edward W. Kay, Jr.	3,553,520	79,097
Eben S. Moulton	3,539,970	92,647
James C. Rowe	3,554,020	78,597
Jerold L. Zimmerman	3,554,020	78,597

Vintage Opportunity Partners, LP Nominees:

Director’s Name	Votes For	Votes Withheld
Keith M. Butler	4,665,032	8,695
Charles P. Hadeed	4,665,032	8,695
Lynn J. Hartrick	3,925,856	747,871
Andrew M. Laurence	4,412,932	260,795
Jeremy R. Nowak	4,048,120	625,607
Jeffrey T. Schlarbaum	3,910,856	762,871
Eric Singer	4,057,470	616,257

There were 5,627 broker non-votes.

Based on these results, the following nominees were elected as directors at the Annual Meeting, each to serve until the next annual meeting of shareholders and until his successor is elected and qualified: Keith M. Butler, Charles P. Hadeed, Lynn J. Hartrick, Andrew M. Laurence, Jeremy R. Nowak, Jeffrey T. Schlarbaum and Eric Singer.

(ii)
The stockholders ratified, in a non-binding vote, the appointment of Crowe Horwath, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2015 with:

Votes For:	7,940,709
Votes Against:	91,517
Votes Abstaining:	279,745
Broker Non-Votes:	0

(iii)	The stockholders approved a non-binding, advisory proposal on the compensation of the named executive officers with:

Votes For:	4,152,464
Votes Against:	3,542,758
Votes Abstaining:	611,122
Broker Non-Votes:	5,627

Section 7    Regulation FD
Item 7.01    Regulation FD Disclosure

On February 2, 2015, the Company issued a press release announcing the results of voting at its Annual Meeting of Stockholders held on January 28, 2015. A copy of the press release is furnished as Exhibit 99.1 to this report.

Section 9    Financial Statements and Exhibits
Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

Exhibit 99.1    Press Release issued by IEC Electronics Corp. on February 2, 2015

The information in Item 7.01 of this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing. Neither the filing of any exhibit to this report nor the inclusion in such exhibits of a reference to the Company’s Internet address shall, under any circumstances, be deemed to incorporate the information available at such address into this report. The information available at the Company’s Internet address is not part of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IEC Electronics Corp.
(Registrant)

Date:	February 2, 2015	By:	/s/ Michael T. Williams
Michael T. Williams
Chief Financial Officer